The Telehealth Company

BodyTel | Cautionary Statement

This presentation contains forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, projections of revenues, income or loss, capital expenditures, plans for product development and cooperative arrangements, future operations, financing needs or plans, as well as assumptions relating to the foregoing. Words such as “may,” “will,” “believe,” “plan,” “should,” “could,” “seek,” “expect,” “anticipate,” “intend,” “estimate,” “goal,” “objective” and similar words, or discussions of our strategy or other intentions identify forward -looking statements. Forward -looking statements are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those contemplated by such forward -looking statements, including those set forth under the caption "Risk Factors" in our reports file d with the Securities and Exchange Commission (“SEC”), including our Annual Reports on Form 10-KSB and our Quarterly Reports on Form 10-QSB and any amendments thereto.

BodyTel | The Telehealth Company

BodyTel Scientific Inc. is an international company that specializes in telemedical monitoring and management systems for chronic diseases

We combine our knowledge of medical technology/diagnostics, telecommunications, internet applications and database management to create innovative products and services utilizing the BodyTel System

The BodyTel System consists of the following components used together to create a seamless and integrated measuring, data transfer and monitoring and management system

Bluetooth-enabled measuring devices

BodyTel Mobile (Java application for cell phones)

BodyTel Center, a secure online database/log book accessible by patients and care providers via www.bodytel.com where measurements are available in real-time

BodyTel | Diabetes – Growing Worldwide Epidemic

  245+ million of people affected by diabetes – Expected to rise to 380 million by the year 2025

  $232 billion spent on diabetes treatment and prevention in 2007 - Expected to grow to $303 billion by 2025

  We believe that Type I and insulin-dependent Type II diabetes each account for 10% (20% together) of the market

Prevalence Estimates of Diabetes 2003

7 million people each year develop diabetes Every 10 seconds a person dies from diabetes-related causes Every 10 seconds two people develop diabetes

Source: International Diabetes Federation

BodyTel | Diabetes Management – The GlucoTel System is the Answer

The Problem	The GlucoTel Solution
  Current system involves patient manually recording results in a log book and reviewing with a caregiver periodically (generally every 3 months)

  Patients are routinely non- compliant and results are not recorded accurately resulting in poor monitoring of disease and potential mis-diagnosis

  Any deficiencies in a patient’s treatment can only be spotted by the caregiver at these long intervals

  Removes requirement for patient to manually record measured values

  Caregiver granted access by patient to online portal where values can be monitored and deficiencies in their treatment can be spotted in ‘real-time’

  Closes the gap between the patient and the caregiver offering better disease management for the patient and better quality of care for the caregiver

  For Payors, any patients proving to be ‘non-compliant’ can be spotted and action can be taken

GlucoTel has the potential to significantly reduce overall healthcare costs for diabetes treatment

Source: Company management.

BodyTel | Competitive Environment – GlucoTel Advanatages

	‘Traditional’ Meters		Continuous Systems		Wired Meters		GlucoTel

Description	•	Traditional finger prick system	•	Intravenous BG measurement & insulin delivery system	•	Most common is ‘meter & cradle’ approach	•	Same as traditional finger prick system

	•	Users test themselves and record values in logbook for periodic (c.3 month) review by caregiver	•	User wears device at all times	•	Other methods include ‘add-on’ components for specific meters	•	Innovative design and styling

Key Players	•	Market dominated by the top 4; Roche, J&J, Abbott and Bayer	•	Animas (J&J), Medtronic, DexCom, Menarini, Abbott	•	T+ Medical using a LifeScan Meter	•	BodyTel

	•	Numerous other participants including US Diagnostics, Arkray, Home Diagnostics etc.			•	Diabetech

Comments	x	Inefficient system as users fail to record values and risk lesser quality care as a result	x	User are still required to prick themselves every day	x	System is not ‘real-time’ and User has to be at PC to upload values		Only ‘real time’ system available

	x	Results in huge cost burden to healthcare systems	x	Inconvenient and cumbersome device requiring constant wear	x	Requires constant user interface with software packages on home PC which inhibits use while traveling		Improved standards of care with no change to current user behavior

	x	Highly competitive with big 4 dominating all aspects of the market	x	Intravenous aspect a big disincentive to more squeamish patients	x	Add-on approach limited to one brand of meter and incurs additional costs to patient/payors		Results in better disease management

	x	Market being flooded with cheap, low-cost far eastern manufactured meters	x	Many Payors refuse to allot reimbursement status to continuous systems due to their expense				Simple online portal with added functionality to improve user’s quality of life

Significant cost savings to the healthcare system

Source: Company management.

BodyTel | GlucoTel – The Only End-to-End Solution

Meters/Strips	Meters/Strips Conditional Wireless Transfer of Measured Results	Meters/Strips Wireless Transfer of Measured Results Real-Time Monitoring Caregiver Alerts Cost Savings

Source: Company management.

BodyTel | GlucoTel System - Carry Case/Starter Kit

GlucoTel™

GlucoTel™
The GlucoTel diabetes
monitoring & management system

BodyTel  | GlucoTel  System - Blood Glucose  Meter

GlucoTel Meter

  The first Bluetooth-enabled, internet connected, blood glucose meter

  Readings are taken in the same way as patients’ existing meters

  Initial product designed to ease compliance, testing and monitoring of blood glucose levels

  Removes requirement for patient to manually record measured values

  Ability to establish threshold values and alerts if measured values are below or in excess of the threshold values

  Dimensions:  140mm x 32mm x 17mm
  Weight: 65g
  10 second read out time
  0.65µl of blood sample size
  Powered by 2 AAA batteries (allows for  approximately 800 measurements)
  Illumination: LED light and strip port light  for use in low-light conditions

BodyTel | GlucoTel System - Test Strips

  Consumable provides recurring revenue and drives profitability

  Allows readings within 10 seconds by needing just 0.65µl of blood

  User-friendly calibration via cellular phone

  GlucoTel test strips use glucose dehydrogenase and are less susceptible to error than conventional test strips with glucose oxidase

  Available for reorder through BodyTel Center, an integrated internet portal

  Ability to ship product next day world-wide through logistics provider RR Donnelley to end-user patients and distributors

BodyTel | GlucoTel System - Mobile Phone Application (BodyTel Mobile)

Compatible Phone Manufacturers
  Java application downloaded directly onto the patient's Bluetooth enabled cell phone

  Measure value displayed in large font on the mobile phone screen

  Optional voice output of the measured value through the mobile phone speaker

  Measurement history may be displayed on the mobile phone screen

  Crucial ability to add additional values such as meals, medication and activities (sports, stress levels, etc.) in addition to the measured values

BodyTel | BodyTel Center - www.BodyTel. com

Secure login via SSL encryption – HIPAA compliant

Hosted by third-party with double redundancy

BodyTel Center contains:

-	Database of measurements

-	Language & other settings options (e.g. access permission, graphical displays etc.)

-	Webshop

+ Ordering meters, test strips, lancets etc.

  In the medium term, the BodyTel Center will seek to become a ‘one stop shop’ for patients with diabetes with numerous add-on options including:

  - Ability to order diabetes focused books on cooking, disease management, lifestyle, etc.

  - Access to information on diabetes for newly diagnosed patients including online blogs, etc.

  - Ability to attract third-party diabetes relevant advertising

BodyTel | GlucoTel System - Valuable to Multiple Constituents

GlucoTel Advantages for Multiple Constituents

Patients
  Results in significantly improved management of disease requiring no change to current behavior
  Convenient, automatic transfer of blood glucose levels from device to mobile phone to a secured central internet portal (patient grants access to caregivers)
  Discrete, state of the art next generation glucose monitor
  No need to perform cumbersome and confusing calibrations
  Online access to measurement history and management (i.e. diet recording, activities, etc.)
  – Self treatment capabilities through monitoring blood glucose levels and spotting any deficiencies
  – Automatic alarm notification if blood glucose levels deviate from pre-determined range
  Reimbursement profile similar to existing monitoring products

Doctors, Clinics, Educators, Caregivers	Improvement in standard of care, through patient granted access to real-time patient blood glucose levels Increase in overall patient satisfaction
Private / Government Payors
  Reduces medical costs to the system
  - Less face–to-face physician time needed to monitor and treatment patients effectively
  - Easier and more reliable monitoring of patients adherence to treatment regimen
  - Reduction of patient and distributor fraud (strips and meters can be accounted for at all times)

Marketing Partners
  Technologically-advanced diabetes monitor offering
  Incentivised to choose GlucoTel over competitive offerings through the reimbursement of and resellers directly and allowing partners to gain access to crucial personal information behavior including strip usage, hobbies etc.

Telecommunication Providers	BodyTel brings new business to Mobile Telco Providers Ability to partner with Telco providers to develop niche products/services
Scientific Community	BodyTel aids the scientific community in the conducting of real-time Diabetes Studies/Trend Analysis Data accessible from comprehensive online database

Source: Company management.

BodyTel | Pipeline Built for Success

PressureTel and WeightTel Systems

  Systems will utilize the same infrastructure as GlucoTel to measure and monitor blood pressure and body weight

  Both systems use BodyTel Mobile software and the BodyTel Center secure internet portal in conjunction with Bluetooth enabled conventional blood pressure and bodyweight monitoring devices

  Limited additional development time or investment required

  Diabetics are urged to monitor blood pressure and weight fluctuations along with their daily routine of blood glucose measurement

  Once launched later this year, we believe there are significant opportunities to cross-sell and distribute both products through the GlucoTel channels, not least to the existing installed patient base using the online portal

BodyTel | Partnering with Leading Suppliers and Service Providers

Outsourced Function	Company	Comments

Blood Glucose Meter	LRE Medical GmbH	-	3 year contract

		-	Capable of handling annual volumes in the millions

		-	Supplier of Roche and Menarini

Measurement Test Strips	Cambridge Sensors Ltd.	-	5 year contract

		-	Supplier of numerous smaller companies

		-	Well established patent base

Logistics and Distribution	RR Donnelley (formerly Banta Global Turnkey)	-	Contract manufacturing partner of Abbott & Lifescan

		-	BodyTel systems established are directly comparable to above competitors

		-	10,000 units manufactured and awaiting CE Mark certification for distribution

CE and FDA Consultants	MDC Associates	-	Experienced regulatory consulting firm

		-	20 years experience, with more than 300 regulatory submissions

BodyTel | Marketing and Distribution Strategy

  In its marketing and distribution efforts, BodyTel will target all key segments of the diabetes market:

BodyTel | Marketing and Distribution Strategy (cont‘d)

U.S. and Germany – Largest market opportunities - Direct Presence

  The process of hiring an experienced direct sales force in the U.S. has begun (2 hired thus far with more identified for hiring as the FDA approval time approaches)

  Highly targeted approach Initially in the U.S. - DMOs and HMOs (~150) due to their captive patient lists and the cost savings they can directly achieve using the GlucoTel system

  6 Sales staff already on the ground in Germany, a market very familiar to BodyTel management

Rest of World

  Strategy will have to be tailored on a country by country basis given wide disparity in Healthcare markets

  Top tier distribution partners will be targeted who will work with management on building out the BodyTel brand whilst retaining a locally focused marketing effort

  It is management’s intention to seek to acquire the best performing distributors

  Significant distribution agreements in place with 22,000 units committed of which 10,000 units have been manufactured and awaiting CE Mark certification for distribution

- Pyramid Professional Services Pvt. Ltd. (India)

- TeleHealth Services b.v. (Belgium, The Netherlands and Luxembourg)

- FourMed Medical Supplies (UAE and the Gulf Cooperation Council Countries)

BodyTel | Regulatory Matters

ISO 13485:2003

  January 22, 2008 - Successfully completed its initial ISO 13485:2003 Certification Audit through its notified body NSAI - National Standards Authority of Ireland
  This step is considered to be the ‘significant hurdle’ in the path to securing CE regulatory approval

CE Mark Approval

  January 8, 2008 - Filed GlucoTel System Technical File for regulatory review with the designated European Notified Body for CE Mark approval
  Received final review queries (mostly software related) from Notified Body in March 2008; Submitted final response and currently awaiting CE Mark award from the European Notified Body

FDA Approval

  Expect to submit straight forward 510(k) documentation for approval Spring 2008 – Review to take approximately 90 days
  Small study (approximately 100 patients) required prior to FDA submission – Lessons learned on CE Mark process likely to smooth path to FDA approval

Source: Company management.

BodyTel | Intellectual Property Overview – Patent Process

  Simultaneous US, European and International patent application process for a ‘Diabetes Smartphone’ with the corresponding method for processing measured values together with a test device and an electronic communication device (e.g. mobile phone)
-	Freedom to operate searches were incorporated into the meticulous initial system design phase to attempt to avoid infringement in a crowded space

-	Current IP is protected by filings from 2006 - Scope of the patent has a focus on diabetes but not limited to this disease state

-	Separate US focused patent application for an internet ‘webshop’ for the sale of replacement strips etc.

-	Likely to take approximately 1 year for European/US approval with national/regional patents to follow within 2-3 years and, once granted, will expire around 2026

Source: Company management.

BodyTel | Seasoned Management and Board of Directors

Management

Name	Title	Experience
Stefan Schraps	President and CEO	Co-Founder and Board member, he responsible for development of the system and relationships. Previously COO at a global IT company which developed security products for the Telecom market
Peter Lordi	Director of Strategy & Business Development	One of the original pioneers in the field of home glucose blood testing having launched one of the first home testing blood glucose meters with a lancet device
Michael Berrendorf	Director of Sales EMEA	More than 20 years of experience in the diagnostics sector, predominantly at Abbott Laboratories where he held various executive positions in marketing, sales and management
Charles Leing	Director of Strategy & Business Development	More than 35 years experience in IT engineering with the last 15 of those focused on the Healthcare industry; Previously worked at Healthpia in the diabetes space
Heinz Windisch	Director of Governmental Affairs	More than 20 years of experience in Healthcare with a focus on diabetes; Recently announced as the new President of the German Diabetes Federation; President of the Association of German Health Insured People; Official expert for Healthcare in the German Parliament

Board of Directors

Name	Company	Experience
Paul Barry	Bridge Capital LLC	Experienced corporate finance executive with substantial experience gained in private equity financings (e.g Molnlycke/Investor, Rexel/CD&R, Tussauds/DIC) at both HSBC and Morgan Stanley
Larry Rosenfeld	VitalStream Health	CEO of VitalStream, a spin-off of The Cleveland Clinic; Founder, Chairman and CEO of Concentra Corp (formerly Nasdaq:CTRA), sold to Oracle in 1998
Stefan Schraps	BodyTel Scientific Inc.	See above

The Telehealth Company